UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_________________

FORM 8-K
_________________

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  June 13, 2012
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LEGEND INTERNATIONAL HOLDINGS, INC
(Exact name of registrant as specified in its charter)
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Delaware	000-32551	23-3067904
(State or Other Jurisdiction	(Commission	(I.R.S. Employer
of Incorporation)	File Number)	Identification No.)

Level 8, 580 St Kilda Road, Melbourne, Victoria Australia 3004
(Address of Principal Executive Office) (Zip Code)

61-3-8532-2866
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07 Submission of Matters to a Vote of Security Holders

The Company held its annual general meeting on June 13, 2012.

At the meeting, a number of resolutions were passed, and the final votes received were as follows:

Resolution	Result	Votes For	Votes Against	Abstain	Broker Non-Votes
Election of JI Gutnick	Passed	129,713,900	2,477,971	nil	46,410,964
Election of DS Tyrwhitt	Passed	106,877,029	25,314,842	nil	46,410,964
Election of A Trench	Passed	106,888,684	25,303,187	nil	46,410,964
Election of M Gupta	Passed	130,225,694	1,966,177	nil	46,410,964
Election of H Herzog	Passed	129,721,015	2,470,856	nil	46,410,964
Conduct a non-binding advisory vote on the compensation of the named executive officers	Passed	129,129,153	2,995,903	66,815	46,410,964
Ratification of appointment of PKF O’Connor Davies LLP, Certified Public Accountants, as Independent Auditors	Passed	176,778,656	1,803,079	21,100	Not applicable
To transact such other business as may properly come before the meeting or any adjournment	No such business came before the meeting	118,316,784	2,591,512	57,694,539	Not applicable

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

LEGEND INTERNATIONAL HOLDINGS, INC.

By:
Peter Lee Secretary

Date:  July 11, 2012

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